SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                            AMENDED FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): September 23, 1997


                        Everest Futures Fund, L.P.
          (Exact name of registrant as specified in its charter)


           Iowa                 0-17555                42-1318186
     (State or other           (Commission            (IRS Employer
      jurisdiction of           File Number)           Identification No.)
      organization)


      508 North Second St., Suite 302, Fairfield, Iowa    52556
     (Address of principal executive offices)           (Zip Code)


     Registrant's telephone number, including area code:   (515) 472-5500


                              Not applicable.
        (Former name or former address, if changed since last report).




Item 1.         Changes in Control of Registrant

                Not Applicable.


Item 2.         Acquisition or Disposition of Assets

                Not Applicable.


Item 3.         Bankruptcy or Receivership

                Not Applicable.


Item 4.         Changes in Registrant's Certifying Accountant

Ernst & Young LLP, the former accountant of the Registrant, was dismissed on September 23, 1997. Ernst & Young LLP gave an unqualified opinion to the Registrant for the past two fiscal years ended December 31, 1995 and December 31, 1996. The decision to change accountants was recommended by the Board of Directors of the General Partner of the Registrant. During the Registrant's two most recent fiscal years and subsequent interim period preceding the dismissal of Ernst & Young LLP there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make a reference to the subject matter of the disagreement(s) in connection with its reports. During the Registrant's two most recent fiscal years preceding the dismissal of Ernst & Young LLP there was no occurrence of events as described in Item 304(a)(1)(v) paragraphs (A) through
(D).

The Registrant engaged KPMG Peat Marwick LLP as its new independent accountant effective September 24, 1997. During the Registrant's two most recent fiscal years and subsequent interim period prior to engaging KPMG Peat Marwick LLP, the Registrant has not consulted with KPMG Peat Marwick regarding either the application of an accounting principal, the type of opinion that would be rendered on the Registrant's financial statements, or any matter that was the subject of disagreement.

The Registrant has provided Ernst & Young LLP with a copy of this Form 8-K and Ernst & Young LLP has provided to the Registrant a copy of a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Registrant in this Form 8-K. The letter provided by Ernst & Young LLP to the Securities and Exchange Commission is attached hereto as Exhibit A.


Item 5.         Other Events

                Not Applicable.


Item 6.         Resignations of Registrant's Directors

                Not Applicable.


Item 7.         Financial Statements and Exhibits

                Not Applicable.


Item 8.         Change in Fiscal Year.

                Not Applicable.




                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




DATE:  November 14, 1997            EVEREST FUTURES FUND, L.P.
                                    (Registrant)


                                    Everest Asset Management, Inc.,
                                    General Partner



                                    BY: /s/ Peter Lamoureux
                                            Peter Lamoureux
                                            President





                     [On Ernst & Young LLP Letterhead]



                           September 29, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

	Re:	Commodity Pool: Everest Futures Fund, L.P.,
                Commission File No. 0-17555

Gentlemen:

We have read Item 4 of Form 8-K dated September 23, 1997 of
Everest Futures Fund, L.P. and are in agreement with the statements contained in the paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                           /s/  Ernst & Young LLP
                                ERNST & YOUNG LLP